US equity rotation strategy etf (formerly Huntington US Equity Rotation Strategy ETF) NYSE Arca Ticker: HUSE (the “Fund”)

June 1, 2016

The information in this Supplement amends certain information contained in the currently effective Prospectus and Summary Prospectus for the Fund, each dated August 28, 2015, as revised May 1, 2016.

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Effective June 1, 2016, Tuttle Tactical Management, LLC is the investment sub-advisor to the Fund. Accordingly, the following information regarding Tuttle Tactical Management, LLC is added to or replaces certain information contained in the Prospectus and Summary Prospectus as of June 1, 2016.

The following information replaces the section of the Prospectus and Summary Prospectus entitled “Fund Summaries, US Equity Rotation Strategy ETF – Investment Advisor and Portfolio Manager”:

Investment Advisor, Investment Sub-Advisor and Portfolio Manager

The Fund’s investment advisor is Rational Advisors, Inc. Tuttle Tactical Management, LLC is the Fund’s investment sub-advisor (the “Sub-Advisor”). Matthew B. Tuttle, CFP®, the Chief Executive Officer and Chief Investment Officer of the Sub-Advisor, is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Tuttle has served as portfolio manager since 2016.

The following information is added to the section of the Prospectus entitled “More About the Strategy Shares”:

Sub-Advisor (US Equity Rotation Strategy ETF Only)

The Fund’s sub-advisor is Tuttle Tactical Management, LLC pursuant to a Sub-Advisory Agreement between the Advisor and Sub-Advisor. The Sub-Advisor is located at 155 Lockwood Road, Riverside, CT 06878. The Sub-Advisor is registered as an investment advisor under the Investment Advisers Act of 1940. The Sub-Advisor offers sub-advisory investment management services to exchange traded funds and to investment advisers, financial planning firms, broker-dealers and other financial institutions.

Under the supervision of the Advisor, the Sub-Advisor is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, the Sub-Advisor is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the

Fund, the Advisor will pay the Sub-Advisor 65% of the net management fees that the Advisor receives from the Fund. A discussion of the matters considered by the Trust’s Board of Trustees in connection with the approval of the Sub-Advisory Agreement will be available in the Fund’s Semi-Annual Report to Shareholders dated October 31, 2016.

Portfolio Manager of the US Equity Rotation Strategy ETF

Matthew B. Tuttle, CFP® is primarily responsible for the day-to-day management of the Fund.

Mr. Tuttle has served as the portfolio manager of the Fund since 2016. He is the Chief Executive Officer and Chief Investment Officer of the Sub-Advisor (since September 2012) and the Chief Executive Officer and Chief Investment Officer of Tuttle Wealth Management, LLC (since July 2005). Mr. Tuttle received his BA in Economics from Clark University and a MBA in Finance from Boston University.

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You should read this Supplement in conjunction with the Fund’s current Prospectus, Summary Prospectus and Statement of Additional Information which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-800-253-0412 or by writing to 36 North New York Avenue, Huntington, NY 11743.

Please retain this Supplement for future reference.

US equity rotation strategy etf

(formerly Huntington US Equity Rotation Strategy ETF)

NYSE Arca Ticker: HUSE

(the “Fund”)

June 1, 2016

The information in this Supplement amends certain information contained in the currently effective Statement of Additional Information for the Fund (the “Fund”), dated August 28, 2015, as revised May 1, 2016.

______________________________________________________________________________

Effective June 1, 2016, Tuttle Tactical Management, LLC is the investment sub-advisor to the Fund. Accordingly, the following information regarding Tuttle Tactical Management, LLC is added to or replaces certain information contained in the Statement of Additional Information as of June 1, 2016.

The following information is added to the section entitled “Service Providers – Investment Advisory Services “:

Investment Sub-Advisor

Tuttle Tactical Management, LLC (the “Sub-Advisor), an investment advisory firm founded in 2012, has been retained to act as the “Sub-Advisor” to the Fund under a Sub-Advisory Agreement with the Advisor. The Sub-Advisor is located at 155 Lockwood Road, Riverside, CT 06878. The Sub-Advisor is registered as an investment advisor under the Investment Advisers Act of 1940. The Sub-Advisor is wholly-owned by Matthew B. Tuttle.

As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay the Sub-Advisor 65% of the net advisory fees earned by the Advisor from the Fund. The fee paid to the Sub-Advisor by the Advisor will be paid from the Advisor’s management fee and is not an additional cost to the Fund. The Sub-Advisory Agreement is effective for an initial two-year period and continues in effect for successive twelve-month periods, provided that the Board of Trustees annually approves it for continuance. A discussion of the matters considered by the Board in connection with the approval of the Sub-Advisory Agreement will be available in the Fund’s Semi-Annual Report to Shareholders dated October 31, 2016.

The information contained under “Additional Information Regarding Portfolio Managers – Other Accounts Under Management - US Equity Rotation Strategy ETF” is replaced in its entirety with the following:

As of May 31, 2016, the number of, and total assets in all registered investment companies, other pooled investment vehicles, and other accounts overseen by Mr. Tuttle are as follows:

US Equity Rotation Strategy ETF

Other Accounts Managed By Matthew B. Tuttle	Total Number of Other Accounts Managed/ Total Assets
Registered Investment Companies	2 funds/$100 million
Other Pooled Investment Vehicles	1/$780 thousand
Other Accounts	2714/$45 million

Of the accounts above, the following are subject to performance-based fees:

Other Accounts Managed By Matthew B. Tuttle	Total Number of Other Accounts Managed/ Total Assets
Registered Investment Companies	0/$0 million
Other Pooled Investment Vehicles	1/$780 thousand
Other Accounts	0/$0 million

The following information is added under the section entitled Additional Information Regarding Portfolio Managers – Compensation.

Mr. Tuttle receives a salary plus bonus based on the overall profits of the Sub-Advisor.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and SAI, each dated August 28, 2015, as revised May 1, 2016, which provides information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-800-253-0412 or by writing to 36 North New York Avenue, Huntington, NY 11743

Please retain this Supplement for future reference.